ING USA Annuity and Life Insurance Company Separate Account B of ING USA Annuity and Life Insurance Company
ING Focus Variable Annuity and ING Rollover Choice Variable Annuity

Supplement dated September 28, 2005

This supplement updates and amends certain information contained in the supplement dated April 29, 2005 to the Contract Prospectus. Please read it carefully and keep it with your Contract Prospectus for future reference.

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Fund Regulatory Issues

As previously reported, ING Funds Distributors, LLC ("IFD"), the distributor of certain ING Funds (U.S.) and an affiliate of the Company, received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff made a preliminary determination to recommend disciplinary action against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with certain frequent trading arrangements.

In September of 2005 IFD settled an administrative proceeding with the NASD regarding these arrangements. Under the terms of the Letter of Acceptance, Waiver and Consent ("AWC") with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds (U.S.) for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to the NASD regarding the review and establishment of certain procedures. IFD's settlement of this administrative proceeding is not material to the Company.
X.REGRCFVA-05A	September 2005